UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2016

CONTRAVIR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36856	46-2783806
(Commission File Number)	(IRS Employer Identification No.)

399 Thornall Street, First Floor
Edison, New Jersey	08837
(Address of principal executive offices)	(Zip Code)

(732) 902-4000

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 13, 2016, ContraVir Pharmaceuticals, Inc. (“ContraVir”) filed a Current Report on Form 8-K under Item 2.01 (the “Initial Report”) to report the completion of its acquisition of Ciclofilin Pharmaceuticals, Inc.  (“Ciclofilin”) on June 10, 2016. In response to parts (a) and (b) of Item 9.01 of the Initial Report, ContraVir indicated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The historical consolidated financial statements of Ciclofilin Pharmaceuticals, Inc. as of March 31, 2016 (unaudited) and June 30, 2015 and for the nine months ended March 31, 2016 and 2015 (unaudited), the year ended June 30, 2015 and for the period from January 13, 2014 (inception) to June 30, 2014, including the notes to such financial statements and the report of the independent auditor thereon, are attached as Exhibit 99.2 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2016 and the unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2016 and the year ended June 30, 2015 and related notes, showing the pro forma effects of the Company’s acquisition of Ciclofilin Pharmaceuticals, Inc. are attached as Exhibit 99.1 to this Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors.
99.1

Unaudited pro forma condensed combined balance sheet as of March 31, 2016 and unaudited pro forma condensed combined statement of operations of ContraVir Pharmaceuticals, Inc. for the nine months ended March 31, 2016 and year ended June 30, 2015, and related notes.

99.2

Consolidated financial statements of Ciclofilin Pharmaceuticals, Inc. for the nine months ended March 31, 2016 and 2015 (unaudited), the year ended June 30, 2015 and for the period from January 13, 2014 (inception) to June 30, 2014, and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAVIR PHARMACEUUTICALS, INC.

By:	/s/ James Sapirstein
Name:	James Sapirstein
Title:	Chief Executive Officer
Date:	August 22, 2016

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors.
99.1

Unaudited pro forma condensed combined balance sheet as of March 31, 2016 and unaudited pro forma condensed combined statement of operations of ContraVir Pharmaceuticals, Inc. for the nine months ended March 31, 2016 and year ended June 30, 2015, and related notes.

99.2

Consolidated financial statements of Ciclofilin Pharmaceuticals, Inc. for the nine months ended March 31, 2016 and 2015 (unaudited), the year ended June 30, 2015 and for the period from January 13, 2014 (inception) to June 30, 2014, and related notes.